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                                                                    Exhibit 99.1
                            Certification Pursuant to
                               Section 906 of the
                           Sarbanes-Oxley Act of 2002

      The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Escalon Medical Corp. (the "Company"), that, to his knowledge, the Annual Report of the Company on Form 10-K for the fiscal year ended June 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 24, 2002                         /s/  Richard J. DePiano
      ------------------                         -----------------------
                                                 Richard J. DePiano
                                                 Chairman and Chief Executive
                                                 Officer (Principal Executive
                                                 Officer)